FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
2019 First Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.astfinancial.com

NOTE 1: In addition to net income as determined using U.S. Generally Accepted Accounting Principles (GAAP), we have consistently used adjusted operating income (a measure of earnings not recognized under GAAP), a financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Adjusted operating income for the periods presented consists of net income adjusted to exclude the initial impact of changes in federal statutory income tax rates and tax laws, realized gains and losses on investments and the change in net unrealized gains and losses on derivatives and equity securities.

We use adjusted operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives and equities can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our adjusted operating performance without the impact of these items enhances the analysis of our results. We use adjusted operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

We analyze our segment results based on pre-tax adjusted operating income, which excludes the impact of certain items that are included in pre-tax net income. Pre-tax adjusted operating income is a basis allowed for segment reporting under U.S. generally accounting principles (GAAP). See Note 9 to our consolidated financial statements in Form 10-Q for further information regarding how we define our segments and pre-tax adjusted operating income.
NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	March 31, 2019	December 31, 2018
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2019 - $6,873,217; 2018 - $6,856,277)	$7,231,584	$7,033,045
Equity securities - at fair value (cost: 2019 - $104,814; 2018 - $93,564)	108,525	92,857
Mortgage loans	1,023,655	1,039,829
Real estate	1,543	1,543
Policy loans	199,230	197,366
Short-term investments	11,515	15,713
Other investments	44,663	33,765
Total investments	8,620,715	8,414,118

Cash and cash equivalents	6,057	19,035
Securities and indebtedness of related parties	64,377	60,962
Accrued investment income	80,102	74,524
Amounts receivable from affiliates	5,735	3,812
Reinsurance recoverable	103,825	102,386
Deferred acquisition costs	373,711	418,802
Value of insurance in force acquired	6,259	10,385
Current income taxes recoverable	3,510	4,807
Other assets	169,756	163,518
Assets held in separate accounts	614,121	561,281

Total assets	$10,048,168	$9,833,630

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	March 31, 2019	December 31, 2018
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,426,491	$5,403,125
Traditional life insurance and accident and health products	1,815,340	1,802,346
Other policy claims and benefits	44,418	51,298
Supplementary contracts without life contingencies	303,771	303,627
Advance premiums and other deposits	264,544	260,252
Amounts payable to affiliates	953	1,461
Short-term debt payable to non-affiliates	4,000	—
Long-term debt payable to non-affiliates	97,000	97,000
Deferred income taxes	103,300	75,449
Other liabilities	110,709	93,532
Liabilities related to separate accounts	614,121	561,281
Total liabilities	8,784,647	8,649,371

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,640,927 in 2019 and 24,707,402 shares in 2018	152,444	152,652
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2019 and 2018	72	72
Accumulated other comprehensive income	189,166	91,318
Retained earnings	918,718	937,097
Total FBL Financial Group, Inc. stockholders' equity	1,263,400	1,184,139
Noncontrolling interest	121	120
Total stockholders' equity	1,263,521	1,184,259
Total liabilities and stockholders' equity	$10,048,168	$9,833,630

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended March 31,
	2019	2018
Revenues:
Interest sensitive product charges	$31,266	$30,098
Traditional life insurance premiums	49,392	49,497
Net investment income	109,640	101,022
Net realized capital gains (losses)	10,157	(1,747)
Net impairment losses recognized in earnings	(869)	(1,040)
Other income	3,970	4,600
Total revenues	203,556	182,430

Benefits and expenses:
Interest sensitive product benefits	70,596	61,345
Traditional life insurance benefits	46,675	45,456
Policyholder dividends	2,534	2,551
Underwriting, acquisition and insurance expenses	36,189	39,577
Interest expense	1,212	1,213
Other expenses	6,250	5,593
Total benefits and expenses	163,456	155,735
	40,100	26,695
Income tax expense	(6,276)	(3,813)
Equity income, net of related income taxes	220	660
Net income	34,044	23,542
Net loss (income) attributable to noncontrolling interest	(1)	23
Net income attributable to FBL Financial Group, Inc.	$34,043	$23,565

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$131,891	$(69,327)

Earnings per common share	$1.37	$0.94
Earnings per common share - assuming dilution	$1.37	$0.94

Cash dividends per common share	$0.48	$0.46
Special cash dividend per common share	$1.50	$1.50

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited) - Quarterly
(Dollars in thousands, except per share data)

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Revenues:
Interest sensitive product charges	$30,098	$30,906	$31,161	$30,624	$31,266
Traditional life insurance premiums	49,497	51,091	48,124	49,600	49,392
Net investment income	101,022	103,974	105,757	83,865	109,640
Net realized capital gains (losses)	(1,747)	841	(709)	(5,661)	10,157

Total other-than-temporary impairment losses	(1,040)	—	(50)	(3,982)	(869)
Non-credit portion in other comprehensive income	—	—	—	74	—
Net impairment losses recognized in earnings	(1,040)	—	(50)	(3,908)	(869)
Other income	4,600	3,637	3,828	4,116	3,970
Total revenues	182,430	190,449	188,111	158,636	203,556

Benefits and expenses:
Interest sensitive product benefits	61,345	62,637	70,145	59,626	70,596
Traditional life insurance benefits	45,456	43,725	44,168	41,860	46,675
Policyholder dividends	2,551	2,560	2,480	2,539	2,534
Underwriting, acquisition and insurance expenses	39,577	37,210	30,834	44,434	36,189
Interest expense	1,213	1,213	1,212	1,213	1,212
Other expenses	5,593	5,627	5,061	6,314	6,250
Total benefits and expenses	155,735	152,972	153,900	155,986	163,456
	26,695	37,477	34,211	2,650	40,100
Income tax benefit (expense)	(3,813)	(5,831)	(4,818)	2,812	(6,276)
Equity income, net of related income taxes	660	1,139	1,642	998	220
Net income	23,542	32,785	31,035	6,460	34,044
Net loss (income) attributable to noncontrolling interest	23	18	(25)	(45)	(1)
Net income attributable to FBL Financial Group, Inc.	$23,565	$32,803	$31,010	$6,415	$34,043

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$(69,327)	$(22,727)	$(11,110)	$8,772	$131,891

Earnings per common share	$0.94	$1.31	$1.24	$0.26	$1.37
Earnings per common share - assuming dilution	$0.94	$1.31	$1.24	$0.26	$1.37

Cash dividends per common share	$0.46	$0.46	$0.46	$0.46	$0.48
Special cash dividend per common share	$1.50	$—	$—	$—	$1.50

Weighted average common shares outstanding (in thousands):
Basic	25,004	24,917	24,919	24,888	24,765
Effect of dilutive securities	16	13	11	10	11
Diluted	25,020	24,930	24,930	24,898	24,776

FBL Financial Group, Inc.
Net Income to Adjusted Operating Income Reconciliation and Pre-tax Adjusted Operating Income by Segment
(Dollars in thousands, except per share data)

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019

Net income attributable to FBL Financial Group, Inc.	$23,565	$32,803	$31,010	$6,415	$34,043
Net income adjustments:
Impact of change in federal tax rate (1)	—	—	(617)	—	—
Realized gains/losses on investments (2)	2,223	(694)	603	7,414	(7,230)
Change in net unrealized gains/losses on derivatives (2)	509	(194)	876	4,997	(911)
Adjusted operating income (3)	$26,297	$31,915	$31,872	$18,826	$25,902

Adjusted operating income per common share - assuming dilution (3)	$1.05	$1.28	$1.28	$0.75	$1.04

Adjusted operating return on equity, excluding AOCI - last twelve months	10.0%	9.7%	10.5%	10.0%	10.0%
Adjusted operating return on equity, including AOCI - last twelve months	8.3%	8.1%	9.0%	8.8%	8.9%

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Impact of Adjustments on FBL Net Income
Initial impact of the Tax Act (1)	$—	$—	$617	$—	$—
Realized gains (losses) on investments and change in net unrealized gains/losses on equity securities and derivatives	(3,995)	1,357	(2,658)	(19,216)	10,846
Offsets: (4)
Change in amortization	338	(226)	725	945	(256)
Reserve change on interest sensitive products	199	(7)	60	2,561	(285)
Income tax	726	(236)	394	3,299	(2,164)
Net impact of net income adjustments	$(2,732)	$888	$(862)	$(12,411)	$8,141

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Pre-tax adjusted operating income by segment:
Annuity segment	$16,582	$15,998	$18,179	$12,087	$15,662
Life Insurance segment	10,897	16,381	11,958	8,444	10,092
Corporate and Other segment	3,533	5,434	7,999	(953)	4,319
Total pre-tax adjusted operating income	31,012	37,813	38,136	19,578	30,073
Income taxes on adjusted operating income	(4,715)	(5,898)	(6,264)	(752)	(4,171)
Adjusted operating income (3)	$26,297	$31,915	$31,872	$18,826	$25,902

(1)
During the third quarter of 2018, we adjusted the provisional estimate of the impact of the Tax Act on our deferred tax assets and liabilities as of December 31, 2017. See Note 5 to our consolidated financial statements in Form 10-Q for the quarter ended September 30, 2018 for additional information.

(2) Amounts are net of offsets related to changes in amortization of unearned revenue reserves, deferred sales inducements and deferred acquisition costs, as well as changes in interest sensitive product reserves and income taxes attributable to these items.

(3)	Adjusted operating income is a non-GAAP measure of earnings, see Note 1 on page 1 for additional information.
(4) The items excluded from adjusted operating income impact the amortization of deferred acquisition costs, value of business acquired and unearned revenue reserve. Certain interest sensitive reserves as well as income taxes are also impacted.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate and indexed annuities and supplementary contracts (some of which involve life contingencies). Fixed rate and indexed annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With indexed annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies, including indexed universal life. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax adjusted operating income. Accordingly, income taxes are not allocated to the segments. In addition, adjusted operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Annuity Segment

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$1,202	$1,217	$1,280	$1,474	$1,567
Net investment income (1)	56,233	55,198	54,144	53,248	51,115
Total adjusted operating revenues	57,435	56,415	55,424	54,722	52,682

Adjusted operating benefits and expenses:
Interest sensitive product benefits	31,286	31,393	29,037	32,299	28,070
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	504	518	374	631	514
Amortization of deferred acquisition costs	3,065	3,070	2,319	2,789	2,679
Amortization of value of insurance in force acquired	172	172	165	165	163
Other underwriting expenses (1)	5,826	5,264	5,350	6,751	5,594
Total underwriting, acquisition and insurance expenses	9,567	9,024	8,208	10,336	8,950
Total adjusted operating benefits and expenses	40,853	40,417	37,245	42,635	37,020
Pre-tax adjusted operating income	$16,582	$15,998	$18,179	$12,087	$15,662

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$4,586,256	$4,576,410	$4,596,422	$4,489,765	$4,497,715
Deferred acquisition costs	92,400	92,377	92,442	93,819	94,164
Value of insurance in force acquired	3,354	3,182	3,017	2,852	2,689

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$4,110,232	$4,075,995	$4,096,314	$4,036,152	$4,038,052
Other insurance reserves	352,747	346,270	344,963	338,646	341,506
Allocated equity, excluding AOCI	272,242	269,758	270,918	266,863	249,635

Other data:
Number of direct contracts	52,991	53,184	52,925	52,911	52,519

Portfolio yield net of assumed defaults	4.47%	4.44%	4.43%	4.48%	4.46%
Credited rate	2.56	2.56	2.57	2.58	2.60
Spread on individual annuities at end of quarter (2)	1.91%	1.88%	1.86%	1.90%	1.86%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$3,109,789	$3,134,862	$3,171,359	$3,176,881	$3,194,307
Deposits	76,067	76,725	53,584	67,075	63,784
Withdrawals, surrenders and death benefits	(60,623)	(53,788)	(62,234)	(59,661)	(63,379)
Net flows	15,444	22,937	(8,650)	7,414	405

Policyholder interest	20,363	20,787	20,524	20,824	18,543
Annuitizations and other	(10,734)	(7,227)	(6,352)	(10,812)	(5,970)
Balance, end of period	3,134,862	3,171,359	3,176,881	3,194,307	3,207,285
Other interest sensitive reserves	975,370	904,636	919,433	841,845	830,767
Total interest sensitive product reserves	$4,110,232	$4,075,995	$4,096,314	$4,036,152	$4,038,052

(1)
During the fourth quarter of 2018 we offered a voluntary early retirement program resulting in a decrease in net investment income from increased investment expenses ($0.6 million) and an increase in other underwriting expenses ($1.9 million).

(2)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Life Insurance Segment

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$18,059	$19,079	$18,876	$18,471	$18,988
Traditional life insurance premiums	49,497	51,091	48,124	49,600	49,392
Net investment income (1)	40,250	39,764	39,654	38,335	38,991
Other income	(79)	(353)	(108)	(66)	(113)
Total adjusted operating revenues	107,727	109,581	106,546	106,340	107,258

Adjusted operating benefits and expenses:
Interest sensitive product benefits:
Interest and index credits (2)	8,393	9,093	8,697	10,103	8,051
Death benefits and other (2)	15,241	14,709	18,475	16,661	14,466
Total interest sensitive product benefits	23,634	23,802	27,172	26,764	22,517
Traditional life insurance benefits:
Death benefits	23,735	19,297	21,888	20,001	24,416
Surrender and other benefits	10,144	10,392	8,110	9,196	9,723
Increase in traditional life future policy benefits (2)	11,578	14,022	14,170	12,666	12,534
Total traditional life insurance benefits	45,457	43,711	44,168	41,863	46,673
Policyholder dividends	2,551	2,560	2,480	2,539	2,534
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,923	4,715	4,200	5,275	4,639
Amortization of deferred acquisition costs	4,436	4,498	2,148	4,182	4,799
Amortization of value of insurance in force acquired	373	373	373	373	372
Other underwriting expenses (1)	16,151	14,833	14,907	17,893	16,002
Total underwriting, acquisition and insurance expenses	25,883	24,419	21,628	27,723	25,812
Total adjusted operating benefits and expenses	97,525	94,492	95,448	98,889	97,536
	$10,202	$15,089	$11,098	$7,451	$9,722
Equity income, before tax	695	1,292	860	993	370
Pre-tax adjusted operating income	$10,897	$16,381	$11,958	$8,444	$10,092

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$2,967,238	$3,006,593	$3,031,624	$3,060,235	$3,073,086
Deferred acquisition costs	291,212	294,365	298,368	308,937	312,664
Value of insurance in force acquired	15,531	15,157	14,784	14,411	14,039

Liabilities and equity:
Liabilities: (3)
Interest sensitive reserves	$953,635	$966,032	$979,858	$989,513	$1,001,865
Other insurance reserves	1,964,649	1,976,014	1,995,675	2,001,449	2,013,886
Allocated equity, excluding AOCI	439,031	442,808	450,927	452,274	468,983

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Life Insurance Segment (Continued)

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	364,757	364,339	364,412	365,909	365,650
Number of direct policies - universal life	66,939	67,466	67,951	69,832	70,494
Direct face amounts - traditional life	$51,159,302	$51,524,879	$51,833,952	$52,191,204	$52,352,065
Direct face amounts - universal life	$7,383,996	$7,483,427	$7,539,216	$7,777,370	$7,888,196

Portfolio yield net of assumed defaults	5.04%	4.99%	4.98%	5.02%	5.00%
Credited rate	3.70	3.73	3.76	3.78	3.77
Spread on universal life at end of quarter (4)	1.34%	1.26%	1.22%	1.24%	1.23%

Interest sensitive reserve activity: (3)
Balance, beginning of period	$944,690	$953,635	$966,032	$979,858	$989,513
Deposits	27,847	29,415	26,617	29,660	29,632
Withdrawals and surrenders	(8,110)	(7,708)	(7,577)	(7,778)	(5,703)
Net flows	19,737	21,707	19,040	21,882	23,929

Policyholder interest	7,752	8,386	7,827	7,297	7,423
Policy charges	(18,807)	(19,248)	(19,129)	(19,736)	(20,017)
Benefits and other	263	1,552	6,088	212	1,017
Balance, end of period	$953,635	$966,032	$979,858	$989,513	$1,001,865

(1)
During the fourth quarter of 2018 we offered a voluntary early retirement program resulting in a decrease in net investment income from increased investment expenses ($0.4 million) and an increase in other underwriting expenses ($3.6 million).

(2)
During the fourth quarter of 2018 we incurred additional charges due to updating the estimate of the impact of an immaterial error related to policy benefits on a closed block of interest sensitive whole life business. The correction, along with accrued interest, resulted in increases to interest credited ($2.0 million), interest sensitive death benefits ($3.3 million) and traditional life future policy benefits ($0.2 million).

(3)	Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.

(4)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Corporate and Other

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Pre-tax Adjusted Operating Income (Loss)		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$11,021	$11,102	$10,494	$11,005	$10,405
Net investment income (1)	8,411	8,777	8,349	7,735	8,640
Other income	4,679	3,990	3,936	4,182	4,083
Total adjusted operating revenues	24,111	23,869	22,779	22,922	23,128

Adjusted operating benefits and expenses:
Interest sensitive product benefits	9,342	7,714	8,465	8,944	10,365
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	680	667	684	631	704
Amortization of deferred acquisition costs	2,512	1,876	(1,148)	5,629	(967)
Other underwriting expenses	1,402	1,506	1,698	1,369	1,153
Total underwriting, acquisition and insurance expenses	4,594	4,049	1,234	7,629	890
Interest expense	1,213	1,213	1,212	1,213	1,212
Other expenses (1)	5,593	5,627	5,061	6,314	6,250
Total adjusted operating benefits and expenses	20,742	18,603	15,972	24,100	18,717
	3,369	5,266	6,807	(1,178)	4,411
Net loss (income) attributable to noncontrolling interest	23	18	(25)	(45)	(1)
Equity income (loss), before tax	141	150	1,217	270	(91)
Pre-tax non-GAAP operating income (loss)	$3,533	$5,434	$7,999	$(953)	$4,319

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$680,285	$678,014	$684,541	$688,057	$687,836
Deferred acquisition costs	68,202	66,315	69,887	62,778	63,593
Separate account assets	638,751	638,061	651,797	561,281	614,121

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$369,022	$367,937	$371,502	$372,056	$370,668
Other insurance reserves	91,305	89,427	89,389	86,324	87,644
Separate account liabilities	638,751	638,061	651,797	561,281	614,121
Allocated equity, excluding AOCI	351,866	369,593	379,918	370,684	352,616

Rollforward of separate account balances:
Beginning separate account balance	$651,963	$638,751	$638,061	$651,797	$561,281
Net premiums and transfers	6,667	6,264	836	3,518	5,277
Net investment income (loss)	(3,424)	11,995	28,717	(77,872)	63,914
Charges, benefits and surrenders	(16,455)	(18,949)	(15,817)	(16,162)	(16,351)
Ending separate account balance	$638,751	$638,061	$651,797	$561,281	$614,121

Other data:
Number of direct contracts - variable annuity	9,671	9,491	9,343	9,217	9,071
Number of direct policies - variable universal life	36,548	36,056	35,613	35,160	34,675
Direct face amounts - variable universal life	$4,501,972	$4,440,315	$4,388,771	$4,321,462	$4,267,891

(1)
During the fourth quarter of 2018 we offered a voluntary early retirement program resulting in a decrease in net investment income from increased investment expenses ($0.1 million) and an increase in other expenses ($1.0 million).

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
		(Dollars in thousands)
Annuity
Balance - beginning of period	$92,116	$92,400	$92,377	$92,442	$93,819
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities	—	(103)	—	—	—
Capitalization:
Commissions	2,972	2,892	2,119	2,994	2,872
Expenses	283	313	291	433	263
Deferral of sales inducements	129	—	—	—	—
Total capitalization	3,384	3,205	2,410	3,427	3,135
Amortization - adjusted operating basis, before impact of unlocking	(3,157)	(3,137)	(2,616)	(2,857)	(2,723)
Amortization - unlocking, adjusted operating basis	—	—	249	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	57	12	22	807	(67)
Balance - end of period	$92,400	$92,377	$92,442	$93,819	$94,164

Life Insurance
Balance - beginning of period	$287,421	$291,212	$294,365	$298,368	$308,937
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities	—	(357)	—	—	—
Capitalization:
Commissions	5,505	5,068	4,279	9,724	6,141
Expenses	2,391	2,559	2,257	3,230	2,349
Deferral of sales inducements	355	257	163	1,746	384
Total capitalization	8,251	7,884	6,699	14,700	8,874
Amortization - adjusted operating basis, before impact of unlocking	(4,566)	(4,679)	(4,416)	(4,360)	(4,917)
Amortization - unlocking, adjusted operating basis	—	—	2,009	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	106	305	(289)	229	(230)
Balance - end of period	$291,212	$294,365	$298,368	$308,937	$312,664

Corporate and Other
Balance - beginning of period	$70,247	$68,202	$66,315	$68,101	$62,778
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities	—	(30)	—	—	—
Capitalization:
Commissions	142	120	86	114	113
Deferral of sales inducements	4	2	2	15	1
Total capitalization	146	122	88	129	114
Amortization - adjusted operating basis, before impact of unlocking	(2,568)	(1,910)	(1,240)	(5,687)	966
Amortization - unlocking, adjusted operating basis	—	—	2,458	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	377	(69)	480	235	(265)
Balance - end of period	$68,202	$66,315	$68,101	$62,778	$63,593

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
		(Dollars in thousands)
Total
Balance - beginning of period	$449,784	$451,814	$453,057	$458,911	$465,534
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities	—	(490)	—	—	—
Capitalization:
Commissions	8,619	8,080	6,484	12,832	9,126
Expenses	2,674	2,872	2,548	3,663	2,612
Deferral of sales inducements	488	259	165	1,761	385
Total capitalization	11,781	11,211	9,197	18,256	12,123
Amortization - adjusted operating basis, before impact of unlocking	(10,291)	(9,726)	(8,272)	(12,904)	(6,674)
Amortization - unlocking, adjusted operating basis	—	—	4,716	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	540	248	213	1,271	(562)
Balance - end of period	451,814	453,057	458,911	465,534	470,421
Impact of unrealized gains in AOCI	(93,953)	(65,530)	(46,865)	(46,732)	(96,710)
Deferred acquisition costs	$357,861	$387,527	$412,046	$418,802	$373,711

FBL Financial Group, Inc.
Impact of Unlocking on Pre-tax Adjusted Operating Income

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
		(Dollars in thousands)
Annuity Segment
Amortization of deferred sales inducements reported in interest sensitive product benefits	$—	$—	$13	$—	$—
Amortization of deferred acquisition costs	—	—	236	—	—
Changes in reserves reported in interest sensitive product benefits	—	—	—	—	—
Increase to pre-tax adjusted operating income	$—	$—	$249	$—	$—

Life Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges and other income	$—	$—	$420	$—	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	—	(209)	—	—
Amortization of deferred sales inducements reported in traditional life insurance benefits	—	—	65	—	—
Amortization of deferred acquisition costs	—	—	2,152	—	—
Changes in reserves reported in interest sensitive product benefits	—	—	(4,755)	—	—
Decrease to pre-tax adjusted operating income	$—	$—	$(2,327)	$—	$—

Corporate and Other Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges	$—	$—	$(667)	$—	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	—	76	—	—
Amortization of deferred acquisition costs	—	—	2,382	—	—
Changes in reserves reported in interest sensitive product benefits	—	—	—	—	—
Increase to pre-tax adjusted operating income	$—	$—	$1,791	$—	$—

Total impact of unlocking on pre-tax adjusted operating income	$—	$—	$(287)	$—	$—

FBL Financial Group, Inc.
Collected Premiums (1)

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$17,554	$22,514	$14,593	$21,256	$22,785
Renewal	20,875	16,446	11,371	14,361	16,631
Total fixed rate	38,429	38,960	25,964	35,617	39,416
Index annuity	37,665	37,442	29,183	33,337	28,301
Total individual	76,094	76,402	55,147	68,954	67,717
Group	2,716	3,436	1,186	1,503	1,789
Total Annuity	78,810	79,838	56,333	70,457	69,506

Life Insurance
Direct:
Universal life:
First year	7,157	7,962	7,140	6,625	5,786
Renewal	19,848	20,602	18,887	20,764	23,051
Total universal life	27,005	28,564	26,027	27,389	28,837
Participating whole life:
First year	2,695	3,537	3,249	2,658	2,622
Renewal	24,281	24,244	22,269	23,761	23,725
Total participating whole life	26,976	27,781	25,518	26,419	26,347
Term life and other:
First year	2,718	2,751	2,513	2,861	2,636
Renewal	26,620	26,538	25,995	26,656	27,430
Total term life and other	29,338	29,289	28,508	29,517	30,066
Total direct life insurance	83,319	85,634	80,053	83,325	85,250
Reinsurance	(7,056)	(7,734)	(6,186)	(7,126)	(7,249)
Total Life Insurance	76,263	77,900	73,867	76,199	78,001

Corporate and Other
Variable, net of reinsurance	14,529	13,575	11,424	10,447	13,167
Accident and health, net of reinsurance	55	42	43	271	75
Total Corporate and Other	14,584	13,617	11,467	10,718	13,242

Total collected premiums	$169,657	$171,355	$141,667	$157,374	$160,749

(1)	Collected premiums is a measure of sales production not recognized under GAAP.

FBL Financial Group, Inc.
Other Information

	March 31,	June 30,	September 30,	December 31,	March 31,
	2018	2018	2018	2018	2019
		(Dollars in thousands, except per share data)

Capitalization:
Short-term debt	$—	$27,000	$—	$—	$4,000
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	97,000	124,000	97,000	97,000	101,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,063,139	1,082,159	1,101,762	1,089,821	1,071,234
Total capitalization, excluding AOCI	1,163,139	1,209,159	1,201,762	1,189,821	1,175,234

Accumulated other comprehensive income	186,222	131,081	88,961	91,318	189,166
Total capitalization, including AOCI	$1,349,361	$1,340,240	$1,290,723	$1,281,139	$1,364,400

Common shares outstanding	24,837,976	24,818,209	24,818,209	24,718,815	24,652,340

Book Value per Share:
Excluding AOCI	$42.80	$43.60	$44.39	$44.09	$43.45
Including AOCI	50.30	48.89	47.98	47.78	51.13

Debt-to-Capital Ratio:
Excluding AOCI	8.3%	10.2%	8.1%	8.2%	8.6%
Including AOCI	7.1	9.2	7.5	7.6	7.4

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.1%	5.1%	4.0%	4.1%	4.5%
Including AOCI	3.6	4.6	3.8	3.8	3.8

Class A Common Ownership:
Iowa Farm Bureau Federation	59.5%	59.5%	59.5%	59.7%	59.9%
Public	40.5	40.5	40.5	40.3	40.1
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	March 31,	June 30,	September 30,	December 31,	March 31,
	2018	2018	2018	2018	2019

Investment by Type:
Fixed maturity securities	59.3%	58.0%	57.2%	57.5%	57.9%
Residential mortgage-backed	6.4	7.0	7.2	7.2	7.2
Commercial mortgage-backed	9.2	10.1	10.2	10.4	10.6
Other asset-backed	9.5	9.2	9.0	8.4	8.1
Mortgage loans	11.3	11.5	12.0	12.4	11.9
Equity securities	1.2	1.2	1.2	1.1	1.3
Other	3.1	3.0	3.2	3.0	3.0

Quality of Fixed Maturity Securities:
AAA, AA, A	66.1%	67.6%	68.0%	68.3%	68.3%
BBB	30.4	29.5	29.2	29.3	29.0
BB	2.5	2.0	1.8	1.5	1.7
<BB	1.0	0.9	1.0	0.9	1.0

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,168	1,132	1,145	1,190	1,180
6 life partner states and Colorado	657	655	665	649	650
	1,825	1,787	1,810	1,839	1,830

FBL Financial Group, Inc.
Income Taxes
(Dollars in thousands)

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019

Income tax benefit (expense)	$(3,813)	$(5,831)	$(4,818)	$2,812	$(6,276)
Tax on equity income	(176)	(303)	(435)	(265)	(59)
Net income adjustments:
Impact of change in federal tax rate	—	—	(617)	—	—
Income tax offset on net income adjustments	(726)	236	(394)	(3,299)	2,164
Income taxes on adjusted operating income	$(4,715)	$(5,898)	$(6,264)	$(752)	$(4,171)

Income taxes on adjusted operating income before benefits of LIHTC investments	$(5,642)	$(6,824)	$(7,148)	$(1,841)	$(5,076)
Amounts related to LIHTC investments	927	926	884	1,089	905
Income taxes on adjusted operating income	$(4,715)	$(5,898)	$(6,264)	$(752)	$(4,171)